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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 29, 2004


                  CWALT, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated
                  as of January 1, 2004, providing for the issuance of the CWALT, INC., Alternative
                  Loan Trust 2004-2CB, Mortgage
                  Pass-Through Certificates, Series
                  2004-2CB).


                                  CWALT, INC.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-110343               95-4449516
----------------------------     ---------------       -----------------------
(State of Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)




                   4500 Park Granada
                 Calabasas, California                          91302
            ------------------------------                  --------------
                (Address of Principal                         (Zip Code)
                  Executive Offices)

      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------


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


Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-2CB, GREENWICH CAPITAL MARKETS, INC. ("GREENWICH"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GREENWICH Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-2CB, COUNTRYWIDE SECURITIES CORPORATION ("CSC") and GOLDMAN, SACHS & CO. ("GOLDMAN") have prepared certain materials (the "CSC Computational Materials" and the "GOLDMAN Computational Materials") for distribution to its potential investors. Although the Company provided GREENWICH, CSC and GOLDMAN with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GREENWICH Computational Materials, the CSC Computational Materials, or the GOLDMAN Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GREENWICH Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 29, 2004. The CSC Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated January 29, 2004. The GOLDMAN Computational Materials, listed as Exhibit 99.3 hereto, are filed on Form SE dated January 29, 2004.




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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 26, 2004 and the prospectus supplement dated January 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-2CB.


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


Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 GREENWICH Computational Materials filed on Form SE dated January 29, 2004

     99.2       CSC Computational Materials filed on Form SE dated
                January 29, 2004

     99.3       GOLDMAN Computational Materials filed on Form SE dated
                January 29, 2004

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWALT, INC.



                                          By: /s/ Darren Bigby
                                              --------------------
                                          Darren Bigby
                                          Vice President


Dated:  January 29, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                                  Page
-------                                                                                  ----

99.1  GREENWICH Computational Materials filed on Form SE dated January 29, 2004.            6
99.2  CSC Computational Materials filed on Form SE dated January 29, 2004.                  7
99.3  GOLDMAN Computational Materials filed on Form SE dated January 29, 2004.              8


                                 EXHIBIT 99.1
                                 ------------

  GREENWICH Computational Materials filed on Form SE dated January 29, 2004.

                                 EXHIBIT 99.2
                                 ------------

     CSC Computational Materials filed on Form SE dated January 29, 2004.

                                 EXHIBIT 99.3
                                 ------------

   GOLDMAN Computational Materials filed on Form SE dated January 29, 2004.



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